EXHIBIT 99.3

EVIO, INC.

INDEX TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Introduction	2

Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2018	3

Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended March 31, 2018	4

Unaudited Pro Forma Condensed Combined Statement of Operations for the year months ended September 30, 2017	5

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements	6

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EVIO, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Introduction

The unaudited pro forma condensed combined financial statements (the pro forma financial statements) of EVIO, INC. (EVIO) as of and for the six months ended March 31, 2018 and for the year ended September 30, 2017 are derived from the historical audited and unaudited financial statements of EVIO and the historical audited and unaudited financial statements of Keystone Labs, Inc. (Keystone). EVIO acquired a 50% equity interest in Keystone on May 2, 2018.

The pro forma financial statements have been prepared to reflect the effects of the following transactions on the financial statements of EVIO:

1)	The Acquisition - On May 2, 2018, EVIO Canada, Inc, (“EVIO Canada”), a wholly-owned subsidiary of the Company consummated certain agreements to acquire a 50% interest of Keystone Labs, Inc. (“Keystone”) for $2,495,000 Canadian Dollars ($1,962,095 US Dollars) in cash.

2)	The Share Purchase – On May 2, 2018, EVIO agreed to issue 1,291,391 shares of common stock in exchange for $1,950,000 Canadian Dollars ($1,533,501 US Dollars).

The unaudited pro forma statements of combined operations (the pro forma statements of operations) for the six months ended March 31, 2018 and for the year ended September 30, 2017, and the unaudited pro forma condensed combined balance sheet (the pro forma balance sheet) as of March 31, 2018, are based upon the historical consolidated financial statements of EVIO and the historical financial statements of Keystone. The pro forma statements of operations have been prepared as if the Acquisition and the Share Purchase occurred on October 1, 2016. The pro forma balance sheet has been prepared as if the Acquisition of Share Purchase occurred on March 31, 2018.

The pro forma financial statements have been prepared based on the assumption that EVIO will not be subject to U.S. federal and state income taxes as it is currently carrying significant loss carry forwards which will offset future income. The pro forma financial statements should be read in conjunction with the accompanying notes and with the underlying historical audited and unaudited financial statements and related notes.

The adjustments to the historical audited and unaudited financial statements are based on currently available information and certain estimates and assumptions. Actual effects of these transactions will differ from the pro forma adjustments. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the transactions as contemplated and that the pro forma adjustments are factually supportable, give appropriate effect to the expected impact of the events that are directly attributable to the transactions and, with respect to the pro forma statements of operations only, reflect those items expected to have a continuing impact on EVIO.

The pro forma financial statements are not necessarily indicative of the results that actually would have occurred if the Acquisition and Share Purchase had occurred on the dates indicated or which will be obtained in the future.

The pro forma financial statements should be read in conjunction with:

•	The accompanying notes to the pro forma financial statements;

•	The audited consolidated financial statements of EVIO as of and for the years ended September 30, 2017 and 2016 and the unaudited consolidated financial statements of EVIO as of and for the six months ended March 31, 2018;

•	The audited financial statements of Keystone for the year ended July 31, 2017, as filed as an exhibit to this Form 8-K; and

•	The unaudited financial statements of Keystone for the nine months ended April 30, 2018, as filed as an exhibit to this Form 8-K.

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EVIO, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
MARCH 31, 2018

	EVIO	Keystone	Pro Forma Adjustments		Combined
ASSETS
Current assets
Cash	$3,021,247	$7,436	$(428,594	)a	$2,600,089
Accounts receivable, net of allowances	215,540	73,522	-		289,062
Prepaid expenses	91,603	1,013	-		92,616
Other current assets	63,546	-	-		63,546
Note receivable, current portion	100,000	-	-		100,000
Total current assets	3,491,936	81,971	(428,594)		3,145,313

Property and equipment, net of accumulated depreciation	1,616,796	55,473	-		1,672,269
Security deposits	564,215	-	-		564,215
Note receivable, net of current portion	1,239,987	-	-		1,239,987
Convertible note receivable, related party	200,000	-	-		200,000
Intangible assets, net of accumulated amortization	945,146	-	961,345		1,906,491
Goodwill	3,249,834	-	2,716,027	b	5,965,861

Total assets	$11,307,914	$137,444	$3,248,778		$14,694,136

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued liabilities	$698,672	$30,597	$-		$729,269
Client deposits	49,696	-	-		49,696
Deferred revenue	27,000	-	-		27,000
Interest payable	296,886	-	-		296,886
Capital lease obligation, current	140,184	-	-		140,184
Derivative liability	3,123,223	-	-		3,123,223
Convertible notes payable, net of discounts	718,187	-	-		718,187
Loans payable, current, net of discounts	975,192	-	-		975,192
Loans payable, related party, current	153,155	-	-		153,155
Total current liabilities	6,182,195	30,597	-		6,212,792

Convertible debentures payable, net of discounts	353,889	-	-		353,889
Capital lease obligation, net of current portion	313,444	-	-		313,444
Loans payable, net of current portion	53,475	-	-		53,475
Loans payable, related party, net of current portion, net of discounts	1,190,428	153,071	-		1,343,499
Total liabilities	8,093,431	183,668	-		8,277,099

Stockholders' equity
Series A Convertible Preferred Stock, Par Value $0.0001; 1,850,000 authorized	-	193,893	(193,893	)b	-
Series B Convertible Preferred Stock, Par Value $0.0001; 5,000,000 authorized	500	-	-		500
Series C Convertible Preferred Stock, Par Value $0.0001; 500,000 authorized	50	-	-		50
Series D Convertible Preferred Stock, Par Value $.0001; 1,000,000 authorized	55	-	-		55
Common Stock, Par Value $.0001, 1,000,000,000 authorized	1,607	-	129	c	1,736
Additional Paid In Capital	12,925,708	-	1,533,372	c	14,459,080
Accumulated Deficit	(10,258,765)	(240,117)	240,117	b	(10,258,765)
Total stockholders' equity	2,669,155	(46,224)	1,579,725		4,202,656
Non-controlling interest	545,328	-	1,669,053	b	2,214,381
Total equity	3,214,483	(46,224)	3,248,778		6,417,037

Total liabilities and stockholders' equity	$11,307,914	$137,444	$3,248,778		$14,694,136

a	Cash paid for acquisition of $1,962,095 less cash received via common stock issuance for cash of $1,533,501
b	Elimination of Keystone net equity and recording of goodwill and intangible assets and non-controlling interest
c	Record 1,291,391 common shares issued for cash totaling $1,533,501

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EVIO, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2018

	EVIO	Keystone	Pro Forma Adjustments		Combined
Revenues
Testing services	$1,576,360	$209,468	$-		$1,785,828
Consulting services	102,816	-	-		102,816
Total revenue	1,679,176	209,468	-		1,888,644

Cost of revenue
Testing services	1,360,840	232,002	-		1,592,842
Consulting services	88,992	-	-		88,992
Depreciation and amortization	84,819	-	-		84,819
Total cost of revenue	1,534,651	232,002	-		1,766,653

Gross margin	144,525	(22,534)	-		121,991

Operating expenses
Selling, general and administrative	3,033,369	51,727	-		3,085,096
Depreciation and amortization	141,156	-	95,904	a	237,060
Total operating expenses	3,174,525	51,727	95,904		3,322,156

Loss from operations	(3,030,000)	(74,261)	(95,904)		(3,200,165)

Other income (expense)
Interest expense, net of interest income	(1,387,188)	-	-		(1,387,188)
Loss on settlement of debt and account payable	(56,093)	-	-		(56,093)
Gain (loss) on change in fair market value of derivative liabilities	1,794,091	-	-		1,794,091
Other income	-	57,227	-		57,227
Total other income (expense)	350,810	57,227	-		408,037

Net loss	$(2,679,190)	$(17,034)	$(95,904)		$(2,792,128)
Gain (loss) attributable to non-controlling interest	(12,796)	(8,517)	-		(21,313)
Net loss attributable to EVIO, Inc.	$(2,666,394)	$(8,517)	$(95,904)		$(2,770,815)

Net loss per common share, basic and diluted	$(0.20)				$(0.19)
Weighted average common shares outstanding, basic and diluted	13,519,957		1,291,391		14,811,348

a	Six months of amortization expense on intangible assets acquired

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EVIO, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017

	EVIO	Keystone	Pro Forma Adjustments		Combined
Revenues
Testing services	$2,696,227	$354,667	$-		$3,050,894
Consulting services	324,803	17,095	-		341,898
Total revenue	3,021,030	371,762	-		3,392,792

Cost of revenue
Testing services	2,282,164	319,504	-		2,601,668
Consulting services	70,505	-	-		70,505
Depreciation and amortization	103,854	8,158	-		112,012
Total cost of revenue	2,456,523	327,662	-		2,784,185

Gross margin	564,507	44,100	-		608,607

Operating expenses
Selling, general and administrative	2,454,209	98,133	-		2,552,342
Depreciation and amortization	181,139	-	191,808	a	372,947
Total operating expenses	2,635,348	98,133	191,808		2,925,289

Loss from operations	(2,070,841)	(54,033)	(191,808)		(2,316,682)

Other income (expense)
Interest expense, net of interest income	(1,011,150)	-	-		(1,011,150)
Loss on settlement of debt and account payable	(22,170)	-	-		(22,170)
Impairment loss	(200,000)	-	-		(200,000)
Gain (loss) on change in fair market value of derivative liabilities	(285,887)	-	-		(285,887)
Other income	-	70,620	-		70,620
Total other income (expense)	(1,519,207)	70,620	-		(1,519,207)

Net loss	$(3,590,048)	$16,587	$(191,808)		$(3,835,889)
Gain (loss) attributable to non-controlling interest	(29,855)	8,294	-		(21,561)
Net loss attributable to EVIO, Inc.	$(3,560,193)	$8,293	$(191,808)		$(3,814,328)

Net loss per common share, basic and diluted	$(0.37)				$(0.35)
Weighted average common shares outstanding, basic and diluted	9,628,206		1,291,391		10,919,597

a	Twelve months of amortization expense on intangible assets acquired

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EVIO, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1. Basis of Presentation

The pro forma financial statements are based upon the historical consolidated financial statements of EVIO and the historical financial statements of Keystone. The pro forma adjustments have been prepared as if the Acquisition and Share Purchase occurred on (i) October 1, 2016 in the case of the pro forma statements of operations and (ii) March 31, 2018 in the case of the pro forma balance sheet.

2. Pro Forma Adjustments

The adjustments are based on currently available information and certain estimates and assumptions. The actual effects of these transactions will differ from the pro forma adjustments. A general description of the adjustments is provided as follows:

(a)	The acquisition of 50% of the equity interests in Keystone for a cash payment of $2,495,000 Canadian Dollars ($1,962,095 US Dollars).

(b)	The issuance of 1,291,391 shares of EVIO common stock in exchange for cash proceeds of $1,950,000 Canadian Dollars ($1,533,501 US Dollars).

3. Pro Forma Net Loss per Common Share, Basic and Diluted

Pro forma net loss per weighted average common shares outstanding is determined by dividing the pro forma net loss by the weighted average number of common shares outstanding for the period, assuming the closing of the transactions described in Note 2 occurred on October 1, 2016. As a result of the pro forma adjustments described in Note 2, there are estimated to be 1,291,391 additional common shares outstanding.

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